UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 03, 2018

HWH International Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-214139	37-1796912
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 19, 8th Floor, Wisma Zelan, Jalan Tasik Permaisuri 2, Bandar Tun Razak 56100, Kuala Lumpur, Malaysia

(Address of principal executive offices (zip code))

(603) 5634-2383

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

ITEM 8.01 Other Events

On May 3, 2018, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated January 17, 2017, that had been declared effective by the Securities and Exchange Commission on February 6, 2017. The Offering resulting in 376,093 shares of common stock being sold at $0.30 per share for a total of $112,827.90.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF HWH INTERNATIONAL CORP. IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HWH INTERNATIONAL CORP.

Date: May 7, 2018	By:	/s/ HO SIT CHYE
HO SIT CHYE
Chief Executive Officer, President, Secretary, Treasurer, Director (Principal Executive Officer)

Date: May 7, 2018	By:	/s/ MUSTAFA ALI MERCHANT
MUSTAFA ALI MERCHANT
Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer)

Date: May 7, 2018	By:	/s/ ONG ANN TIN
ONG ANN TIN
Chief Operating Officer